United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Breezer Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-129229	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202-351 No. 13 Mai zidian zao ying bei li, Chaoyang District, Beijing, 100024

(Address of principal executive offices with zip code)

011-852-131-4607-6574

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2008, Mr. Wei Xue Feng was appointed as a director of Breezer Ventures Inc.  (the "Company").

Effective May 1, 2008, Ms. Angeni Singh, due to family and personal reasons, resigned as president, secretary, treasurer and as director of the Company and Mr. Wei Xue Feng was appointed president, secretary, treasurer in her place.

Our board of directors now consists solely of Mr. Wei Xue Feng.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Breezer Ventures Inc.

Signed: /s/ Wei Xue Feng

Name: Wei Xue Feng

Title: President and Chief Executive Officer

Date: May 1, 2008